Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Osler Incorporated (the “Company”) for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Lance Friedman, the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report on Form 10-K for the year ended June 30, 2009, full complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Osler Incorporated for such period.

Dated: August 18, 2009	/s/ Lance Friedman

Lance Friedman, Chief Executive and Chief Financial Officer